EXHIBIT 10.49

Exhibit A
to UCC Financing Statement

Debtor:  AVISTAR COMMUNICATIONS CORPORATION
Secured Party:  JPMORGAN CHASE BANK, N.A.
Collateral Description:

All of the Debtor’s right, title and interest in, to and under the following, whether now existing or hereafter acquired or arising (the “Collateral”):

(a) accounts (including health-care-insurance receivables), chattel paper, deposit accounts, documents (including negotiable documents), equipment, general intangibles, goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all claims, demands, causes and choses in action in respect of any of the foregoing and all accessions and additions thereto; and

(c) any and all cash and non-cash proceeds and products of any of the foregoing, including without limitation, any and all proceeds of any insurance, indemnity, instruments, warranty or guaranty payable to such Debtor from time to time with respect to the Collateral and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

Notwithstanding the foregoing, the Collateral shall not include (w) any of the outstanding capital stock of any subsidiary of the Grantor that is a Controlled Foreign Corporation (as defined in the Internal Revenue Code of 1986, as amended,  in excess of 65% of the voting power of all classes of capital Stock of such Controlled Foreign Corporation entitled to vote or (x) any restricted money market accounts maintained by the Grantor with Comerica Bank – California to the extent the same secures the Grantor’s obligations with respect to the letter of credit in the amount of $145,200 issued by such bank to Clemons Properties Partners L.P. or (y) the Debtor’s right to receive royalties or other funds or assets under that certain Patent License Agreement dated July 17, 2006, as amended, by the Debtor and Sony Computer Entertainment, Inc., as amended, modified, supplemented or extended from time to time, or as any provision thereof may be waived, and any patent license agreement executed by Debtor and Sony Computer Entertainment, Inc. in substitution or replacement therefor, and the Debtor’s rights to enforce payment or delivery of such royalties or other funds or assets or (z) any “Excluded Patent Collateral” (as defined below).

“Excluded Patent Collateral” shall mean:

(a) the following patents and patent applications (the “Patents”):

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5689641	US	10/01/1993	Multimedia collaboration system arrangement for routing compressed AV signal through a participant site without decompressing the AV signal Ludwig, Lester F.
5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.
5978835	US	6/7/1996	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
5896500	US	6/7/1996	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
5884039	US	6/7/1996	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
5617539	US	6/7/1996	Multimedia collaboration system with separate data network and A/V network controlled by information transmitting on the data network Ludwig, Lester F.
5802294	US	6/7/1996
Teleconferencing system in which first location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images Ludwig, Lester F.

5758079	US	6/7/1996	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
5854893	US	6/10/1996	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
5915091	US	6/11/1996	Synchronization in video conferencing Ludwig, Lester F.
6351762	US	6/7/1996	Method and system for log-inbased video and multimedia calls Ludwig, Lester F.
6583806	US	4/7/1997	Videoconferencing hardware Ludwig, Lester F.
6343314	US	4/28/1997	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
6237025	US	12/19/199 7	Multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6212547	US	5/5/1998	UTP based video and data conferencing Ludwig, Lester F.
6898620	US	5/5/1998	Multiplexing video and control signals onto UTP Ludwig, Lester F.
6437818	US	5/5/1998	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
6426769	US	5/5/1998	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
09/565677	US	5/4/2000	Scalable Networked Multimedia System And Applications Ludwig, Lester F.
7185054	US	11/1/2000	Participant display and selection in video conference calls Ludwig, Lester F.
6594688	US	06/11/2001	Dedicated echo canceler for a workstation Ludwig, Lester F.
7054904	US	4/9/2002	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
6789105	US	4/9/2002	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.
6959322	US	3/4/2003	UTP based video conferencing Ludwig, Lester F.
10/382554	US	3/4/2003	Teleconferencing employing multiplexing of video and data conferencing signals J. Chris Lauwers
7206809	US	11/26/200 3	Method for real-time communication between plural users Ludwig, Lester F.
7152093	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
7421470	US	11/26/200 3	Method for real-time communication between plural users Ludwig, Lester F.
7433921	US	11/26/200 3	System for real-time communication between plural users Ludwig, Lester F.
11/264926	US	11/1/2005	Audio communications using devices with different capabilities Lester F. Ludwig
11/264936	US	11/1/2005	Log-in based communications plus two data types Lester F. Ludwig
11/265059	US	11/1/2005	Using login-based addressing to communicate with listed users Lester F. Ludwig
11/265256	US	11/1/2005	Registration based addressing over multiple networks with digital audio communication Lester F. Ludwig
11/265394	US	11/1/2005	Registration based addressing and call handles to establish communication Lester F. Ludwig

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7487210	US	1/12/2007	Method for managing real-time communications Ludwig, Lester F.
7412482	US	1/12/2007	System for managing real-time communications Ludwig, Lester F.
7437411	US	1/15/2007	Communication of a selected type over a wide area network Ludwig, Lester F.
7398296	US	1/16/2007	Networked audio communication over two networks Ludwig, Lester F.
7444373	US	1/16/2007	Wireless real-time communication Ludwig, Lester F.
7441001	US	1/18/2007	Real-time wide-area communications between ports Ludwig, Lester F.
7437412	US	1/19/2007	Real-time communication of a selected type Ludwig, Lester F.
11/668625	US	1/30/2007	Storing and accessing media files J. Chris Lauwers
11/669003	US	1/30/2007	Storage and playback of media files J. Chris Lauwers
11/737723	US	4/19/2007	Storing and accessing media files Lester F. Ludwig
90/009008	US	02/25/2008	UTP based video and data conferencing Ludwig, Lester F.
90/009015	US	02/29/2008	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
90/009016	US	02/29/2008	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
90/009020	US	05/20/2008	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.
90/009021	US	02/29/2008	System for real-time communication between plural users Ludwig, Lester F.
90/009031	US	03/05/2008	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
CA2173204	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
CA2173209	CA	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
CA2204442	CA	03/16/1994	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2296181	CA	10/03/1994	System for providing a directory of av devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
CA2296182	CA	10/03/1994	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
CA2296185	CA	10/03/1994	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective av device Ludwig, Lester F.
CA2296187	CA	10/03/1994	Synchronization in video conferencing Ludwig, Lester F.
CA2296189	CA	10/03/1994	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
CA2297940	CA	03/16/1994	Two monitor videoconferencing hardware Ludwig, Lester F.
CH690154	CH	09/28/1994	Synchronization in video conferencing Ludwig, Lester F.
DE69426456.3	DE	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
DE69428725.3	DE	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
DE69429684.8	DE	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
DE69430272.4	DE	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
DE69431525.7	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69431536.2	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69432803.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69433042.6	DE	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
DE69434762.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69435132.6	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1307038	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1705913	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR0721725	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0721726	FR	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
FR0899952	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0899953	FR	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
FR0899954	FR	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
FR0898424	FR	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
FR0912055	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0912056	FR	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
GB1307038	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB1705913	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB2282506	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0721725	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0721726	GB	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
GB2319135	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319136	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319137	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319138	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0899952	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB0899953	GB	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
GB0899954	GB	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
GB0898424	GB	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
GB0912055	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB0912056	GB	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
NL1705913	NL	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
SE1705913	SE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
5751338	US	12/30/1994	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
6081291	US	04/16/1997	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
6972786	US	12/23/1999	Multimedia services using central office Ludwig, Lester F.
11/786802	US	4/11/2007	Multimedia services using central office Ludwig, Lester F.
11/927459	US	10/29/2007	Interconnecting network locations between premises network and central office using ethernet on loop plant Ludwig, Lester F.
90/009079	US	03/14/2008	Multimedia services using central office Ludwig, Lester F.
CA2208987	CA	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
GB2296620	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
GB0801858	GB	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
GB2308526	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
SG53410	SG	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
6816904	US	5/4/2000	Networked video multimedia storage server environment Ludwig, Lester
10/931651	US	8/31/2004	Scalable networked multimedia system and applications Ludwig, Lester
CA2308147	CA	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69837887.3	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69840427	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1814290	ES FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR1029273	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1814290	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1029273	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
IE1814290	IE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
11/246867	US	10/7/2005	Multiple-channel codec and transcoder environment for gateway, mcu, broadcast and video storage applications J. Chris Lauwers
11/814671	US	1/12/2006	Multiple-channel codec and transcoder environment for gateway, mcu, broadcast and video storage applications J. Chris Lauwers
EP06718435.8	EP	01/12/2006	Multiple-channel codec and transcoder environment for gateway, mcu, broadcast and video storage applications J. Chris Lauwers
KR10-2007-7019362	KR	01/12/2006	Multiple-channel codec and transcoder environment for gateway, mcu, broadcast and video storage applications J. Chris Lauwers
SG200705449-7	SG	01/12/2006	Multiple-channel codec and transcoder environment for gateway, mcu, broadcast and video storage applications J. Chris Lauwers
EP942737.8	EP	6/9/2000	System And Method For Broswer-Based Multimedia Collaboration Reporting Burnett, Gerald, et al.
10/018,441	US	6/9/2000	System And Method For Broswer-Based Multimedia Collaboration Reporting Burnett, Gerald, et al.
11/625330	US	1/21/2007	Storing and accessing media files J. Chris Lauwers
90/009009	US	02/26/2008	Method for real-time communication between plural users Ludwig, Lester F.
90/009010	US	02/25/2008	Method and system for log-inbased video and multimedia calls Ludwig, Lester F.
90/009012	US	02/22/2008	Participant display and selection in video conference calls Ludwig, Lester F.
90/009013	US	02/25/2008	Multimedia collaboration system Ludwig, Lester F.
90/009018	US	03/03/2008	Synchronization in video conferencing Ludwig, Lester F.
90/009019	US	02/28/2008	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective av device Ludwig, Lester F.
90/009023	US	02/27/2008	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
90/009024	US	02/27/2008	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
90/009025	US	03/03/2008	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
90/009030	US	03/04/2008	UTP based video conferencing Ludwig, Lester F.
90/009032	US	03/05/2008	Two monitor videoconferencing hardware Ludwig, Lester F.
90/009035	US	03/06/2008	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
90/009038	US	03/07/2008	Multiplexing video and control signals onto UTP Ludwig, Lester F.
90/009040	US	03/05/2008	Teleconferencing system in which location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images Ludwig, Lester F.
90/009042	US	03/07/2008	Dedicated echo canceler for a workstation Ludwig, Lester F.
90/009044	US	03/14/2008	Multimedia collaboration system arrangement for routing compressed av signal through a participant site without decompressing the av signal Ludwig, Lester F.
90/009077	US	09/13/2008	Videoconferencing hardware Ludwig, Lester F.
90/009081	US	03/14/2008	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
CA2290701	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP1307038	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP1705913	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0721725	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0721726	EP	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
EP0899952	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0899953	EP	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP0899954	EP	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
EP0898424	EP	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
EP0912055	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0912056	EP	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
EP99202661.7	EP	03/16/1994	Teleconferencing system Ludwig, Lester F.
PCT/US94/00 2961	WO	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
PCT/US94/01 1193	WO	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
08/860575	US	10/04/1995	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
90/009080	US	03/14/2008	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
EP0801858	EP	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
PCT/US95/01 3016	WO	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
60/064266	US	11/04/1997	Video storage server Ludwig, Lester
EP1814290	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
EP1029273	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
PCT/US98/02 3596	WO	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
60/647168	US	1/25/2005	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications Lester Ludwig
PCT/US06/00 1358	WO	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP03023333.2	EP	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
08/869236	US	06/04/1997
08/900807	US	07/25/1997

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
08/982849	US	12/02/1997
2,377,014	CA	12/07/01	System and method for browser-based multimedia collaboration reporting Burnett, Gerald, et al.
PCT/US00/15 990	WO	06/09/00	System and method for browser-based multimedia collaboration reporting Burnett, Gerald, et al.
60/138,921	US	06/11/99	System and method for browser-based multimedia collaboration reporting Burnett, Gerald
11/932,802	US	10/31/2007	System and method for browser-based multimedia collaboration reporting Burnett, Gerald, et al.
90/009082	US	03/14/2008	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
90/009014	US	02/26/2008	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
90/009022	US	02/29/2008	Networked video multimedia storage server environment Ludwig, Lester
5689641	US	10/01/1993	Multimedia collaboration system arrangement for routing compressed AV signal through a participant site without decompressing the AV signal Ludwig, Lester F.
5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that directly or indirectly incorporate by reference, or are directly or indirectly incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all non-United States patents, patent applications, and counterparts relating to the Patents or any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, other governmental grants or issuances, and any rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein; inventions, invention disclosures, and discoveries described in any of the Patents of any item in the foregoing categories (a) though (d);

(e) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (e), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(f) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in the above subparagraphs (a) through (f) (including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind) for past, current and future infringement; and all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (a) through (g).